UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2023

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal executive offices)			(zip code)

Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
0.100% Senior Notes Due 2025	BKNG 25	The NASDAQ Stock Market LLC
4.000% Senior Notes Due 2026	BKNG 26	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC
0.500% Senior Notes Due 2028	BKNG 28	The NASDAQ Stock Market LLC
3.625% Senior Notes Due 2028	BKNG 28A	The NASDAQ Stock Market LLC
4.250% Senior Notes Due 2029	BKNG 29	The NASDAQ Stock Market LLC
4.500% Senior Notes Due 2031	BKNG 31	The NASDAQ Stock Market LLC
4.125% Senior Notes Due 2033	BKNG 33	The NASDAQ Stock Market LLC
4.750% Senior Notes Due 2034	BKNG 34	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 13, 2023, Booking Holdings Inc. (the "Company") announced that it has appointed Ewout L. Steenbergen as its Executive Vice President and Chief Financial Officer effective as of March 15, 2024. Mr. Steenbergen, age 54, has served as EVP, Chief Financial Officer at S&P Global Inc. ("S&P"), a financial information and analytics company, since 2016. Mr. Steenbergen was also appointed as President, Engineering Solutions in 2022 when S&P merged with IHS Markit, and led Kensho Technologies, an artificial intelligence company, since 2018. Prior to his role with S&P, Mr. Steenbergen served as Executive Vice President and CFO of Voya Financial, Inc., a financial services company. He also serves as Chair of the Board of Directors of UNICEF USA.

In connection with Mr. Steenbergen's appointment as the Company's Executive Vice President and Chief Financial Officer, he and the Company entered into an employment agreement (the "Employment Agreement") with, among others, the following terms:
•an initial annual base salary of $825,000;
•a target annual bonus of 180% of base salary, prorated for 2024;
•a grant of restricted stock units ("New Hire RSUs") expected to be made on May 12, 2024 with a grant date fair value of $9,000,000 (or a pro rata cash amount in lieu of such award in the event of his termination without Cause or his resignation for Good Reason (each as defined in the Employment Agreement), death or disability before such grant is made);
•a grant of restricted stock units ("RSUs") expected to be made on May 12, 2024 with a grant date fair value of $3,700,000;
•a grant of performance share units ("PSUs") expected to be made on May 12, 2024 with a grant date fair value at target of $3,700,000;
•a signing bonus of $1,000,000; and
•in the event of his termination without Cause or his resignation for Good Reason, severance benefits including payments equal to one times his base salary and target annual bonus (two times if the termination occurs within 12 months after a Change of Control (as defined in the Employment Agreement) or, under certain circumstances, within 6 months prior to a Change of Control), a prorated portion of any earned bonus for the year of termination, health benefits for a period of 12 months, and any earned bonus for a prior completed year that has not yet been paid.

Mr. Steenbergen's New Hire RSUs will vest 75% on the first anniversary of the grant date and 25% on the second anniversary of the grant date, and his RSUs will vest in three equal annual installments on each of the first three anniversaries of the grant date, in each case subject to his continuous service from the date of grant until the applicable vesting date. Mr. Steenbergen's PSUs will vest upon completion of three years of continuous service from the date of grant and achievement of the applicable performance metrics. The New Hire RSUs, RSUs, and PSUs are each subject to pro rata vesting upon Mr. Steenbergen's termination without Cause or on account of disability or his resignation for Good Reason, or full vesting upon death. The awards will be subject to the other terms of the respective award agreements, which are expected to be substantially similar to the Form of Restricted Stock Unit Agreement and the Form of Performance Share Unit Agreement for awards under the 1999 Omnibus Plan, respectively. Grant date fair values are determined in accordance with the Company's 1999 Omnibus Plan and its standard grant practices.

The summaries of the Employment Agreement, Form of Performance Share Unit Agreement under the 1999 Omnibus Plan, and Form of Restricted Stock Unit Agreement under the 1999 Omnibus Plan are qualified in their entirety by reference to the agreements themselves, which are attached to this Current Report as Exhibits 99.1, 99.2, and 99.3, respectively, and which are incorporated by reference into this Item 5.02.

In connection with Mr. Steenbergen's appointment, the Company and Mr. Steenbergen have also entered into a Non-Competition and Non-Solicitation Agreement and an Employee Confidentiality and Assignment Agreement, copies of which are attached to this Current Report as Exhibits 99.4 and 99.5, respectively, and which are incorporated by reference into this Item 5.02.

As previously reported by the Company in its Current Report on Form 8-K filed with the Commission on February 23, 2023 (the "Prior 8-K"), upon commencement of employment by Mr. Steenbergen, Mr. Goulden will no longer serve as the Company's Chief Financial Officer. For more information on Mr. Goulden's role with the Company, see the Prior 8-K.

Item 7.01.     Regulation FD Disclosure.

A copy of the press release announcing the appointment of Mr. Steenbergen referenced in Item 5.02 is furnished with this Current Report as Exhibit 99.6.

The information furnished pursuant to this Item 7.01 of this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.           Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Employment Agreement, dated December 4, 2023, by and between the Company and Ewout L. Steenbergen.
99.2(a)	Form of Performance Share Unit Agreement under the Company's 1999 Omnibus Plan.
99.3	Form of Restricted Stock Unit Agreement under the Company's 1999 Omnibus Plan.
99.4	Non-Competition and Non-Solicitation Agreement, dated December 4, 2023, by and between the Company and Ewout L. Steenbergen.
99.5	Employee Confidentiality and Assignment Agreement, dated December 4, 2023, by and between the Company and Ewout L. Steenbergen.
99.6	Press Release, dated December 13, 2023.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

(a)     Previously filed as an exhibit to the Current Report on Form 8-K filed on February 23, 2023 and incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date:  December 13, 2023